UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2016

Apollo Education Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona (Address of principal executive offices)		85040 (Zip Code)

(480) 966-5394

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2016, Apollo Education Group, Inc. (the “Company”) reconvened a Special Meeting of the holders of Class A common stock and Class B common stock, originally convened and adjourned on April 28, 2016, at which a quorum was present (the “Special Meeting”), to consider matters regarding the proposed acquisition by a consortium of investors including The Vistria Group, LLC, funds affiliated with Apollo Global Management, LLC and the Najafi Companies.

Class A Vote

The two matters listed below were submitted to a vote of the Class A shareholders through the solicitation of proxies. The two proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 23, 2016, as supplemented by the supplement to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 2, 2016. The final results of the vote of the Class A shareholders are as follows:

Proposal 1 – To approve the Agreement and Plan of Merger, dated as of February 7, 2016, as amended by Amendment No. 1, dated as of May 1, 2016 among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc.

The Class A shareholders approved Proposal 1 as follows:

For	Against	Abstain	Broker-Non Votes
57,914,394	31,909,282	1,428,255	0

Proposal 2— To approve by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger.

The Class A shareholders approved Proposal 2 as follows:

For	Against	Abstain	Broker-Non Votes
67,820,645	21,908,757	1,522,529	0

Class B Vote

The three matters listed below were submitted to a vote of the Class B shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 23, 2016, as supplemented by the supplement to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 2, 2016. The final results of the vote of the Class B shareholders are as follows:

Proposal 1 – To approve the Agreement and Plan of Merger, dated as of February 7, 2016, as amended by Amendment No. 1, dated as of May 1, 2016 among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc.

The Class B shareholders approved Proposal 1 as follows:

For	Against	Abstain	Broker-Non Votes
475,149	0	0	0

Proposal 2— To approve by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger.

The Class B shareholders approved Proposal 2 as follows:

For	Against	Abstain	Broker-Non Votes
475,149	0	0	0

Proposal 3—To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Agreement and Plan of Merger, dated as of February 7, 2016, as amended by Amendment No. 1, dated as of May 1, 2016, among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc.

The Class B shareholders approved Proposal 3 as follows:

For	Against	Abstain	Broker-Non Votes
475,149	0	0	0

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the proposal to adopt the Agreement and Plan of Merger, as amended.

Item 8.01	Other Events.

Press Release Announcing the Results of the Special Meeting

On May 6, 2016, the Company issued a press release dated May 6, 2016, titled “Apollo Education Group Shareholders Approve Merger Agreement to be Acquired by Consortium of Investors” announcing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated May 6, 2016, titled “Apollo Education Group Shareholders Approve Merger Agreement to be Acquired by Consortium of Investors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Education Group, Inc.

By:	/s/ Gregory J. Iverson

Gregory J. Iverson
Chief Financial Officer

Date: May 6, 2016

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 6, 2016, titled “Apollo Education Group Shareholders Approve Merger Agreement to be Acquired by Consortium of Investors”